Debt	12 Months Ended
Dec. 31, 2013
Debt
Debt

NOTE 9. DEBT

Long-term debt of AT&T and its subsidiaries, including interest rates and maturities, is summarized as follows at December 31:

			2013	2012
Notes and debentures
	Interest Rates	Maturities[1]
	0.60% – 2.99%	2015 – 2022	$18,774	$13,969
	3.00% – 4.99%	2013 – 2045	22,327	14,590
	5.00% – 6.99%	2013 – 2095	28,513	35,226
	7.00% – 9.10%	2013 – 2097	6,268	7,059
	Other		1	2
Fair value of interest rate swaps recorded in debt			154	267
			76,037	71,113
Unamortized (discount) premium - net			(1,553)	(1,535)
Total notes and debentures			74,484	69,578
Capitalized leases			283	265
Total long-term debt, including current maturities			74,767	69,843
Current maturities of long-term debt			(5,477)	(3,485)
Total long-term debt			$69,290	$66,358
[1]	Maturities assume putable debt is redeemed by the holders at the next opportunity.

We had outstanding Euro, British pound sterling or Canadian dollar denominated debt of approximately $18,206 and $11,951 at December 31, 2013 and 2012. The weighted average interest rate of our entire long-term debt portfolio decreased from 4.9% at December 31, 2012 to 4.5% at December 31, 2013.

Current maturities of long-term debt include debt that may be put back to us by the holders in 2014. We have $1,000 of annual put reset securities that may be put each April until maturity in 2021. If the holders do not require us to repurchase the securities, the interest rate will be reset based on current market conditions. Likewise, we have an accreting zero-coupon note that may be redeemed each May, until maturity in 2022. If the zero-coupon note (issued for principal of $500 in 2007) is held to maturity, the redemption amount will be $1,030.

Debt maturing within one year consisted of the following at December 31:

	2013	2012
Current maturities of long-term debt	$5,477	$3,485
Commercial paper	20	-
Bank borrowings[1]	1	1
Total	$5,498	$3,486
[1]	Outstanding balance of short-term credit facility of a foreign subsidiary.

Debt Refinancing

During 2013, we received net proceeds of $12,040, from the issuance of $12,108 in long-term debt in various markets, with an average weighted maturity of approximately 10 years and an average interest rate of 2.6%. We redeemed $7,698 in borrowings, including debt tender offers covering $5,000 of various notes with stated rates of 5.20% to 8.75% for $5,556 in cash payments and early redemptions of $300 and $550 with stated rates of 7.375% and 6.625%, respectively.

As of December 31, 2013 and 2012, we were in compliance with all covenants and conditions of instruments governing our debt. Substantially all of our outstanding long-term debt is unsecured. Maturities of outstanding long-term notes and debentures, as of December 31, 2013, and the corresponding weighted-average interest rate scheduled for repayment are as follows:

	2014	2015	2016	2017	2018	Thereafter
Debt repayments[1]	$5,472	$6,514	$6,667	$5,257	$5,800	$45,790
Weighted-average interest rate	4.9%	3.2%	2.7%	2.4%	4.6%	5.1%
[1]	Debt repayments assume putable debt is redeemed by the holders at the next opportunity.

Credit Facilities

On December 11, 2013, we amended and extended for an additional two-year term our existing $5,000 revolving credit agreement with a syndicate of banks until December 2018 (December 2018 Facility). We also have an existing $3,000 revolving credit agreement that was entered into in 2012, with a syndicate of banks that is available until December 2017 (December 2017 Facility). In the event advances are made under either agreement, those advances would be used for general corporate purposes. Advances are not conditioned on the absence of a material adverse change. All advances must be repaid no later than the date on which lenders are no longer obligated to make any advances under each agreement. Under each agreement, we can terminate, in whole or in part, amounts committed by the lenders in excess of any outstanding advances; however, we cannot reinstate any such terminated commitments. At December 31, 2013, we had no advances outstanding under either agreement and were in compliance with all covenants under each agreement.

Advances under both agreements would bear interest, at AT&T's option, either:

  at a variable annual rate equal to (1) the highest of: (a) the base (or prime) rate of the bank affiliate of Citibank, N.A. which is serving as administrative agent under the Agreement, (b) 0.50% per annum above the Federal funds rate, and (c) the London Interbank Offered Rate (LIBOR) applicable to U.S. dollars for a period of one month plus 1.00% per annum, plus (2) an applicable margin, as set forth in the Agreement (Applicable Margin); or
  at a rate equal to: (i) the LIBOR for a period of one, two, three or six months, as applicable, plus (ii) the Applicable Margin.

The Applicable Margin for both agreements will equal 0.565%, 0.680%, or 0.910% per annum, depending on AT&T's credit rating.

Under each agreement AT&T will pay a facility fee of 0.060%, 0.070% or 0.090% per annum, depending on AT&T's credit rating, of the amount of lender commitments.

Both agreements require that, if at any time AT&T or a subsidiary pledges assets or otherwise permits a lien on its properties, advances under the agreement will be ratably secured, subject to specified exceptions. Both agreements also contain a financial ratio covenant that provides that AT&T will maintain, as of the last day of each fiscal quarter, a debt-to-EBITDA (earnings before interest, income taxes, depreciation and amortization, and other modifications described in the agreements) ratio of not more than 3.0 to 1, for the four quarters then ended.

Defaults under both agreements permit the lenders to accelerate required repayment and would increase the Applicable Margin by 2.00% per annum. Defaults include noncompliance with the two covenants above, other representations and warranties and the following:

  We fail to pay principal or interest, or other amounts under the agreement beyond any grace period.
  We fail to pay when due other debt of $400 or more that results in acceleration of that debt (commonly referred to as cross-acceleration) or a creditor commences enforcement proceedings within a specified period after a money judgment of $400 or more has become final.
  A person acquires beneficial ownership of more than 50% of AT&T common shares or more than a majority of AT&T's directors change in any 24-month period other than as elected by the remaining directors.
  We fail to make certain minimum funding payments under ERISA.
  Our bankruptcy or insolvency.

Both agreements permit subsidiaries to be added as additional borrowers, with or without a guarantee by AT&T. The terms of the guarantee are set forth in the agreements.

The obligations of the lenders under the December 2017 Facility to provide advances will terminate on December 11, 2017, unless prior to that date either: (i) AT&T, and if applicable, a Co-Borrower, reduce to $0 the commitments of the lenders, or (ii) certain events of default occur. We and lenders representing more than 50% of the facility amount may agree to extend their commitments for two one-year periods beyond the December 11, 2017, termination date, under certain circumstances. We also can request the lenders to further increase their commitments (i.e., raise the available credit) up to an additional $2,000 provided no event of default has occurred. The same provisions apply to the December 2018 Facility except that the applicable date is December 11, 2018.